Mosaic Government Money Market
Annual Report
September 30, 1997

Mosaic Government Money Market Trust
Letter to Shareholders
September 30, 1997


Dear Shareholder,

Six months ago, concerns over economic strength, rising inflationary pressures and the resulting potential for Federal Reserve tightening had caused a significant bond market sell-off. Consensus forecasts for potential increases in the Federal Funds Rate were anywhere from one-half to three-quarters of a percent. Since then, however, increasingly benign inflationary measures have caused bond prices to increase steadily, testing new one year highs in September. Currently, consensus forecasts for increases in the Federal Funds Rate have fallen to near zero.

During the six-month period covered by this report, the seven-day yield from Mosaic Government Money Market Trust rose from 4.59% at March 31, 1997 to 4.63% at September 30, 1997. Over the same period, the fund's average maturity was increased slightly from 34 to 41 days. By maintaining a slightly longer average maturity as short-term interest rates fell during the last six months, we were able to maintain a more attractive portfolio yield. During the twelve-month period, the seven-day yield increased from 4.23% at September 30, 1996 to 4.63% at September 30, 1997.

Looking ahead, global weakness and a late summer economic lull have temporarily reduced the probability of Fed action prior to year end. However, the economy is still operating at high capacity, labor markets are tight, and potential wage pressures loom on the horizon. Over the next six months, investors will emphasize growth signals as they attempt to gauge the Fed's future intentions. Increasingly, the market is expecting a continuation of the best case economic scenario -- moderate economic growth with low inflation. This optimistic mindset lays the groundwork for negative surprises. The combination of short-term maturities and the added security of a 100% government portfolio make Mosaic Government Money Market a relatively safe haven from these events.

We appreciate your confidence in Mosaic Government Money Market Trust, and reaffirm our commitment to provide you with competitive money market returns, safety of principal, and liquidity.

Sincerely,

(signature)

Christopher C.  Berberet, CFA
Vice President

Independent Auditors' Report

To the Board of Trustees and Shareholders of Mosaic Government Money Market Trust:

We have audited the accompanying statement of net assets of the Mosaic Government Money Market Trust (the "Trust") as of September 30, 1997, and the related statements of operations and changes in net assets and the financial highlights for the six-month period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Trust for the year ended March 31, 1997 and 1996 and the financial highlights for each of the years in the five year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mosaic Government Money Market Trust as of September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the six-month period then ended in conformity with generally accepted accounting principles.

(signature)

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 1997

Mosaic Government Money Market Trust
Statement of Net Assets - September 30, 1997

                                                                   Principal   Market
                                                                   Amount      Value
U.S.  GOVERNMENT AGENCY OBLIGATIONS: 93.8% of Net Assets

Federal Farm Credit Bank Discount Notes, 5.36%, 10/3/97            $1,000,000   $999,702
Federal Farm Credit Bank Discount Notes, 5.41%, 10/7/97               730,000    729,342
Federal Farm Credit Bank Discount Notes, 5.37%,10/10/97               230,000    229,691
Federal Farm Credit Bank Discount Notes, 5.40%, 10/30/97            2,500,000  2,489,125
Federal Farm Credit Bank Discount Notes, 5.43%, 11/3/97             1,485,000  1,477,608
Federal Farm Credit Bank Discount Notes, 5.41%, 11/6/97             2,000,000  1,989,180
Federal Farm Credit Bank Discount Notes, 5.40%, 11/18/97            2,000,000  1,985,600
Federal Farm Credit Bank Discount Notes, 5.40%, 11/25/97              250,000    247,938
Federal Farm Credit Bank Discount Notes, 5.41%, 12/2/97             2,000,000  1,981,336
Federal Farm Credit Bank Discount Notes, 5.41%, 12/4/97               680,000    673,459
Federal Farm Credit Bank Discount Notes, 5.41%, 12/8/97               885,000    875,956
Federal Farm Credit Bank Discount Notes, 5.41%, 12/22/97            2,000,000  1,975,354
Federal Home Loan Bank Discount Notes, 5.45%,10/24/97               1,000,000    996,518
Federal Home Loan Bank Discount Notes, 5.48%, 10/29/97                200,000    199,148
Federal Home Loan Bank Discount Notes, 5.40%, 10/31/97              1,000,000    995,500
Federal Home Loan Bank Discount Notes, 5.40%, 11/7/97               1,500,000  1,491,675
Federal Home Loan Bank Discount Notes, 5.43%, 11/28/97              1,500,000  1,486,878
Federal Home Loan Mortgage Corp.  Discount Notes, 5.36%, 10/9/97    2,000,000  1,997,618
Federal Home Loan Mortgage Corp.  Discount Notes, 5.36%, 10/10/97   1,000,000    998,660
Federal Home Loan Mortgage Corp.  Discount Notes, 5.36%, 10/14/97   2,000,000  1,996,129
Federal Home Loan Mortgage Corp.  Discount Notes, 5.48%, 10/28/97   1,000,000    995,890
Federal National Mortgage Assoc.  Discount Notes, 5.36%, 10/16/97   1,000,000    997,767
Federal National Mortgage Assoc.  Discount Notes, 5.40%, 10/17/97   1,000,000    997,600
Federal National Mortgage Assoc.  Discount Notes, 5.45%, 10/20/97   2,500,000  2,492,809
Federal National Mortgage Assoc.  Discount Notes, 5.43%, 10/22/97     450,000    448,575
Federal National Mortgage Assoc.  Discount Notes, 5.48%, 10/30/97   1,305,000  1,299,239
Federal National Mortgage Assoc.  Discount Notes, 5.41%, 11/10/97   1,500,000  1,490,983
Federal National Mortgage Assoc.  Discount Notes, 5.43%, 11/10/97     500,000    496,983
Federal National Mortgage Assoc.  Discount Notes, 5.41%, 11/12/97   1,000,000    993,688
Federal National Mortgage Assoc.  Discount Notes, 5.41%, 11/20/97   1,500,000  1,488,729
Federal National Mortgage Assoc.  Discount Notes, 5.40%, 11/24/97   2,000,000  1,983,800
Federal National Mortgage Assoc.  Discount Notes, 5.40% 12/9/97     1,000,000    989,650
Federal National Mortgage Assoc.  Discount Notes, 5.40% 12/10/97    2,000,000  1,979,000
Federal National Mortgage Assoc.  Discount Notes, 5.40%,12/15/97    1,750,000  1,730,313
Federal National Mortgage Assoc.  Discount Notes, 5.43%, 12/18/97   1,500,000  1,482,352
Federal National Mortgage Assoc.  Discount Notes, 5.39%, 1/16/98    2,000,000  1,967,959

          TOTAL GOVERNMENT AGENCY OBLIGATIONS (Cost $47,651,784)              47,651,784

VARIABLE RATE LOAN GUARANTEED BY A U.S.  GOVERNMENT AGENCY: 0.03% of Net Assets
     Farmers Home Administration Loan, 8.83%*, 2/1/10 (Cost $12,740)   12,740     12,740

REPURCHASE AGREEMENT: 5.6% of Net Assets
     With Donaldson, Lufkin & Jenrette Securities Corporation issued 9/30/97 at 5.95%, due 10/1/97 collateralized by $2,895,780 in United States Treasury Notes
     due 5/31/99. Proceeds at maturity are $2,839,469. (Cost $2,839,000)       2,839,000

TOTAL INVESTMENTS (Cost $50,503,524)+                                        $50,503,524
CASH, RECEIVABLES, LESS LIABILITIES:  0.57% of Assets                            289,316
TOTAL NET ASSETS                                                             $50,792,840

CAPITAL SHARES OUTSTANDING                                                   $50,792,928
NET ASSET VALUE PER SHARE                                                          $1.00

Notes to Statement of Net Assets:
* Floating interest rate -- rate disclosed is as of September 30, 1997 + Aggregate cost for federal income tax purposes as of September 30, 1997

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market Trust
Statement of Operations
For Six Month Period Ended September 30, 1997

INVEST INCOME  (Note 1)
     Interest Income                               $1,426,231

EXPENSES (Notes 3 and 4)
     Investment advisory fee                          129,459
     Transfer agent and administrative expenses        60,448
     Auditing fees                                     15,000
     Securities registration and blue sky expenses     13,060
     Trustees' fees                                     9,000
     Custodian fees                                     4,327
     Printing costs                                     2,549
     Legal fees                                           580
     Fidelity bond                                        350

          Total expenses                              234,773

NET INVESTMENT INCOME                               1,191,458

TOTAL INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $1,191,458

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market Trust
Statements of Changes in Net Assets

                                    Six Month
                                    Period Ended     Year Ended       Year Ended
                                    Sept.  30, 1997  March 31, 1997   March 31, 1996

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

     Net investment income          $ 1,191,458     $ 2,357,321     $ 2,648,018

DISTRIBUTIONS TO SHAREHOLDERS

     From net investment income      (1,191,458)     (2,357,321)     (2,648,018)
CAPITAL SHARE TRANSACTIONS  (Note 5) (3,894,207)     (2,510,082)     (7,343,984)

TOTAL DECREASE IN NET ASSETS         (3,894,207)     (2,510,082)     (7,343,984)

NET ASSETS
     Beginning of year               54,687,047      57,197,129      64,541,113
     End of year                    $50,792,840     $54,687,047     $57,197,129

The Notes to Financial Statements are an integral part of these statements.



Mosaic Government Money Market Trust
Financial Highlights

Selected data for a share outstanding throughout each year:


              Year ended March 31,
              1997-1  1997-3 1996   1995   1994
Net asset
value
beginning
of period     $1.000  1.000  1.000  1.000  1.000

Net
investment
income        $0.023  0.043  0.045  0.037  0.021

Total from
investment
operations    $0.023  0.043  0.045  0.037  0.021

Distributions
from net
investment
income       $(0.023)(0.043)(0.045)(0.037)(0.021)

Total
Distributions$(0.023)(0.043)(0.045)(0.037)(0.021)

Net asset
value end
of year       $1.000  1.000  1.000  1.000  1.000

Total
Return         2.33%  4.38%  4.62%  3.80%  2.08%

Net assets
at end of
period
(thousands)  $50,793 54,687 57,197 64,541 78,090

Ratio of
expenses to
average net
assets1        0.90%2 1.05%  1.23%  1.16%  1.11%

Ratio of
net
investment
income to
average
net assets     4.58%2 4.29%  4.52%  3.70%  2.08%

1     For the six month period ended September 30, 1997.
2     Annualized.
3     Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment Mangagement
Corp.  (see Note 3).

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market Trust
Notes to Financial Statements
September 30, 1997

1. Summary of Significant Accounting Policies.  Mosaic Government Money
Market Trust (the "Trust"), known as Government Investors Trust prior to
May 15, 1997, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities.

Fiscal Year: Beginning April 1, 1997, the Trust's fiscal year will end on September 30. This six-month Annual Report is the only financial statement the Trust will provide for its short fiscal year beginning
April 1, 1997 and ending September 30, 1997 and serves to adjust the Trust's financial reporting schedule.

Securities Valuation: The Trust uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Trust monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of the Trust is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Change of Independent Auditor. Effective for fiscal years beginning on or after April 1, 1997, the Trust's Independent Auditor is Deloitte &
Touche LLP. Financial information appearing in this Report for fiscal years beginning prior to April 1, 1997 were audited by another independent auditor.

2. Investment in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held in safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fees and Other Transactions with Affiliates.
The Investment Advisor to the Trust, Bankers Finance Advisors, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the
Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

The Advisor has undertaken to reimburse the Trust by the amount, if any, by which the total expenses of the Trust (less certain excepted expenses) exceed 1.5% per annum of the average net assets of the Trust up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Trust by the Advisor for the period eneded September 30, 1997. The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor, and certain promotional expenses. For the six months ended September 30, 1997, outside Trustee fees of $9,000 were paid by the Trust.

4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services for the period covered by the Report were provided to the Trust under a Services Agreement between the Trust and the Advisor, pursuant to which such services are provided for amounts not exceeding the cost to the Advisor. Common expenses incurred by the Trust, Mosaic Tax-Free Trust, Mosaic Income Trust and
Mosaic Equity Trust ("the Trusts") were allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trusts. For the six months ended September 30,1997, operating expenses of $105,314 have been reimbursed to the Advisor under the Services Agreement. Effective October 1, 1997, the Services Agreement was amended by the Trustees to provide for a single fee equal to 0.38% of average net assets for all such other expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:


                        Six Months Ended     Year Ended
                        Sept.  30, 1997     March 31, 1997

     Shares sold          35,363,902       60,347,031
     Shares issued in
reinvestment of dividends  1,146,625        2,268,110

     Total shares issued  36,510,527       62,615,141

     Shares redeemed     (40,404,734)     (65,125,223)

     Net decrease         (3,894,207)      (2,510,082)

Telephone Numbers
Shareholder Service
Washington, DC area: 703 528-6500
Toll-free nationwide: 1 888 670-3600
Mosaic Tiles (24 hours automated information)
Toll-free nationwide: 1 800 336-3063

The Mosaic Family of Mutual Funds
Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Growth Fund
Mosaic Worldwide Growth Fund

Mosaic Income Trust
Mosaic High Yield Fund
Mosaic Government Fund

Mosaic Tax-Free Trust
Mosaic Tax-Free Arizona Fund
Mosaic Tax-Free Maryland Fund
Mosaic Tax-Free Missouri Fund
Mosaic Tax-Free Virginia Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Ft. Myer Drive, 10th floor
Arlington, Virginia  22209-3108
http://www.mosaicfunds.com


